EXHIBIT 99(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Northland Cable Television, Inc. and Subsidiary (the “Company”) on Form 10Q/A for the period ended September 30, 2001 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q/A”), I, Gary Jones, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(1)	The Form 10-Q/A fully complies with the requirements of Section 13 (a) or (15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78(d)); and

(2)	The information contained in the Form 10-Q/A fairly presents in all material respects, the financial condition and results of operations of the Company.

Dated: November 8, 2002

BY:	/s/ GARY S. JONES

Gary S. Jones President (Principal Financial and Accounting Officer)